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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 7, 2003
                                                   -------------

                        ASSET BACKED FUNDING CORPORATION
          -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     333-90830                75-2533468
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(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
         Incorporation)               File Number)           Identification No.)


214 North Tryon Street, Charlotte, North Carolina                      28255
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (704) 386-2400
                                                   ---------------


          (Former Name or Former Address, if Change Since Last Report:)



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Item 5. Other Events

         On or about March 27, 2003, the Registrant caused the issuance and sale of its Mortgage Loan Asset Backed Certificates, Series 2003-WF1, consisting of Class A-1, A-2, Class M-1, Class M-2, Class M-3 and M-4 Certificates (collectively, the "Offered Certificates") pursuant to a Pooling and Servicing Agreement dated as of March 1, 2003, among the Registrant, as depositor, Wells Fargo Home Mortgage, Inc., as servicer, Wells Fargo Bank Minnesota, National Association, as securities adminstrator and Bank One, N.A., as trustee.

         Capitalized terms used but not defined herein have the meaning assigned in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------                  -----------

   (1.1) Underwriting Agreement, dated as of March 24, 2003 between Asset Backed Funding Corporation, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Wachovia Securities, Inc.

   (4.1) Pooling and Servicing Agreement, dated as of March 1, 2003, by and among Asset Backed Funding Corporation, Wells Fargo Home Mortgage, Inc., Wells Fargo Bank Minnesota, N.A., and Bank One, N.A. (including exhibits)




                            Signature page to follow

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ASSET BACKED FUNDING
                             CORPORATION

                             By: /s/ Kirk B. Meyers
                             ------------------------
                             Name: Kirk B. Meyers
                             Title: Vice President


Date:  April 7, 2003



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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                               Paper (P) or
Exhibit No.        Exhibit Description                        Electronic (E)
-----------        -------------------                        --------------
    1.1            Underwriting Agreement, dated                    E
                   as of March 24, 2003 between
                   Asset Backed Funding
                   Corporation, Banc of America
                   Securities LLC, Greenwich
                   Capital Markets, Inc. and
                   Wachovia Securities, Inc.

    4.1            Pooling and Servicing                            E
                   Agreement, dated as of March 1,
                   2003, by and among Asset Backed
                   Funding Corporation, Wells
                   Fargo Home Mortgage, Inc.,
                   Wells Fargo Bank Minnesota,
                   N.A., and Bank One, N.A.
                   (including exhibits)